UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026
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Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (609) 897-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 23, 2026, the board of directors (the “Board”) of Miami International Holdings, Inc. (the “Company”), upon recommendation from the Nominating and Corporate Governance Committee of the Board, elected Eric Sites as a director to the Board to fill an existing vacancy, effective as of April 24, 2026, until the 2026 Annual Meeting of Shareholders or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Mr. Sites has not been appointed to serve on any committees of the Board.
Mr. Sites will be compensated in the same manner as the Company’s other non-employee directors. Mr. Sites has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Sites and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Sites and any other persons pursuant to which he was elected as a director.
Mr. Sites has entered into an indemnification agreement with the Company, a form of which was filed as Exhibit 10.19 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 18, 2025. Pursuant to the terms of this agreement, the Company may be required, among other things, to indemnify Mr. Sites for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as a director of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2026
Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer